UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

LiqTech International, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-53769	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Unregistered Sales of Equity Securities

On May 12, 2017 (the “Closing Date”) LiqTech International, Inc., a Nevada corporation (the “Registrant”) completed a private placement offering of 6,300,000 shares of the Registrant’s common stock at a price of $0.25 per share for total proceeds to the Company of $1,575,000. Immediately prior to the commencement of the private placement, the Registrant had 36,929,264 shares of its common stock issued and outstanding, and after the issuance of the 6,300,000 shares of common stock in the private placement, or 17.1% of the total shares of common stock issued and outstanding immediately prior to the commencement of the private placement, the Registrant had 43,229,264 shares issued and outstanding as of May 12, 2017. The private placement was completed pursuant to Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933. In connection with the private placement, each investor executed a subscription agreement, which contains customary representations and warranties of the Registrant and of each investor. The private placement was made directly by the Registrant and no underwriter or placement agent was engaged by the Registrant. The foregoing description of the private placement does not purport to be complete, and is qualified in its entirety by reference to the form of subscription agreement attached as Exhibit 10.1 to the Company’s Form 10-Q as filed with the SEC on May 15, 2017, which is incorporated by reference herein.

On May 19, 2017, the Registrant sold 1,000,000 additional shares in the private placement on the same terms described above for proceeds to the Company of $250,000. Immediately prior to the commencement of the private placement on May 12, 2017, the Registrant had 36.929,264 shares of its common stock issued and outstanding, and after the issuance of 7,300,000 shares of common stock in the private placement, in the aggregate (i.e., inclusive of the 1,000,000 additional shares), or 19.8% of the total shares of common stock issued and outstanding immediately prior to the commencement of the private placement, the Registrant has 44,229,264 shares issued and outstanding as of the date of this report.

ITEM 8.01 Other Events.

The attached unaudited proforma condensed consolidated balance sheet gives effect to the private placement of 6,300,000 common shares on the balance sheet of the Registrant as of March 31, 2017, accounting for the May 12, 2017 transaction using the assumptions described in the notes to the balance sheet therein and giving effect to the May 12, 2017 transaction as if the transaction had occurred as of March 31, 2017. The proforma condensed consolidated financial statements should be read in conjunction with the separate consolidated financial statements and related notes thereto of the Registrant which are attached to the Registrant’s Form 10-Q filed with the Commission on May 15, 2017.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibit No. Description:

EXHIBIT NO.	DESCRIPTION	LOCATION
10.1	Form of Subscription Agreement	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q as filed with the SEC on May 15, 2017
99.1	Pro Forma	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: May 22, 2017	/s/ Soren Degn
Soren Degn
Chief Financial Officer